UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):  July 23, 2019

 Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

 Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Ferrellgas Partners Finance Corp.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Ferrellgas, L.P.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Ferrellgas Finance Corp.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	FGP	New York Stock Exchange

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Ferrellgas Partners, L.P. (NYSE:FGP) (“Ferrellgas” or the “Company”) announced today that on July 23, 2019, the Company was notified by the New York Stock Exchange, Inc. (NYSE) that it is no longer in compliance with the NYSE’s continued listing standards because the average closing price of the Company’s common units over a consecutive 30-day trading period was less than $1.00 per unit. The NYSE’s notification has no impact on the Company’s business operations.

In accordance with applicable NYSE procedures, the Company will respond to the NYSE within ten business days to confirm its intent to cure this deficiency within the prescribed timeframe set out in the NYSE’s Listed Company Manual. The Company has a period of six months following the receipt of notice to regain compliance. During this time the Company’s common units will continue to be listed and trade on the NYSE.

The Company can regain compliance at any time during the six month period if its common units have a closing price of at least $1.00 on the last trading day of any calendar month during the period and also has an average closing price of at least $1.00 over the 30 trading day period ending on the last trading day of that month.

The Company’s common units will continue to be listed and traded on the NYSE during this six-month cure period, subject to the Company’s compliance with other continued listing requirements set forth in the NYSE Listed Company Manual. The Company’s common stock symbol “FGP” will be assigned a “.BC” indicator by the NYSE to signify that the Company is not currently in compliance with the NYSE’s continued listing requirements. If the Company fails to regain compliance with Section 802.01C of the NYSE Listed Company Manual by the end of the cure period, the Company’s common units will be subject to the NYSE’s suspension and delisting procedures.

If the Company’s common units ultimately were to be delisted for any reason, it could negatively impact the Company as it would likely reduce the liquidity and market price of the common units; reduce the number of investors willing to hold or acquire the common units; and negatively impact the Company’s ability to access equity markets and obtain financing.

The NYSE notification does not affect the Company’s business operations or its Securities and Exchange Commission reporting requirements and does not result in a default under any of the Company’s material debt agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.
By: Ferrellgas, Inc., its general partner

July 26, 2019	By:	/s/ William E. Ruisinger
Name: William E. Ruisinger
Title: Interim Chief Financial Officer

Ferrellgas Partners Finance Corp.

July 26, 2019	By:	/s/ William E. Ruisinger
Name: William E. Ruisinger
Title: Interim Chief Executive Officer and Sole Director

Ferrellgas, L.P.
By: Ferrellgas, Inc., its general partner

July 26, 2019	By:	/s/ William E. Ruisinger
Name: William E. Ruisinger
Title: Interim Chief Financial Officer

Ferrellgas Finance Corp.

July 26, 2019	By:	/s/ William E. Ruisinger
Name: William E. Ruisinger
Title: Interim Chief Executive Officer and Sole Director